UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Portland General Electric Company

(Name of Registrant as Specified In Its Charter)

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PORTLAND GENERAL ELECTRIC COMPANY
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PORTLAND GENERAL ELECTRIC COMPANY
121 SW SALMON STREET
PORTLAND, OR 97204
   Shareholder Meeting to be held on May 13, 2009

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before April 29, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit:
www.proxyvote.com or www.portlandgeneral.com/AR2008

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	-	www.proxyvote.com
2)	BY TELEPHONE	-	1-800-579-1639
3)	BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	May 13, 2009
Meeting Time:	10:00 A.M., PDT
For holders as of:	March 6, 2009

Meeting Location:

Conference Center Auditorium
25 SW Salmon Street
Portland, OR 97204

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The annual meeting of shareholders of Portland General Electric Company will be held on Wednesday, May 13, 2009 at the Conference Center Auditorium located at Two World Trade Center, 25 SW Salmon Street, Portland, Oregon 97204, for the following purposes:

1.	Election of Directors
	Nominees:
	01)	John W. Ballantine	06)	Corbin A. McNeill, Jr.
	02)	Rodney L. Brown, Jr.	07)	Neil J. Nelson
	03)	David A. Dietzler	08)	M. Lee Pelton
	04)	Peggy Y. Fowler	09)	James J. Piro
	05)	Mark B. Ganz	10)	Robert T. F. Reid

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2009.

3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock from 80,000,000 to 160,000,000.
The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” each of proposals 2 and 3.
The items of business are more fully described in the Proxy Statement. The record date for the annual meeting is March 6, 2009. Only shareholders of record at the close of business on such date are entitled to vote at the annual meeting.